UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 20, 2004

Date of Report (Date of earliest event reported)

SIEBEL SYSTEMS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	0-20725	94-3187233
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2207 Bridgepointe Parkway
San Mateo, CA   94404
(Address of Principal Executive Offices, including Zip Code)

(650) 477-5000
(Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

On May 4, 2004, Siebel Systems, Inc., a Delaware corporation ("Siebel Systems"), filed a Current Report on Form 8-K to report the acquisition of Eontec Limited, an Irish company limited by shares ("Eontec"), by its wholly-owned subsidiary, Siebel Systems Ireland Holdings Limited. As permitted under Item 7 of Form 8-K, Siebel Systems previously indicated that it would file the financial statements and pro forma financial information required under Items 7(a) and 7(b) of Form 8-K no later than the date required. This amended Current Report on Form 8-K provides the required financial information and amends Item 7 of the Current Report on Form 8-K filed by Siebel Systems on May 4, 2004.

(a) Financial Statements of Business Acquired.

The following audited financial statements of Eontec are included as Exhibit 99.2 in this amended Current Report:

Independent Auditors' Report
Consolidated Profit and Loss Account for the Years Ended December 31, 2003 and 2002
Consolidated Balance Sheets as of December 31, 2003 and 2002
Consolidated Cash Flow Statement for the Years Ended December 31, 2003 and 2002
Notes to the Consolidated Financial Statements

(b) Pro Forma Financial Information.

The following unaudited condensed combined pro forma financial statements of Siebel Systems, giving effect to the acquisition of Eontec, prepared pursuant to Article 11 of Regulation S-X, are included as Exhibit 99.3 in this amended Current Report:

Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 2004
Unaudited Pro Forma Combined Condensed Statement of Operations for the Three Months Ended March 31, 2004
Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 2003
Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(c) Exhibits.

The following exhibits are filed as part of this report:

2.1	Share Purchase Agreement dated as of April 20, 2004, by and among Siebel Systems Ireland Holdings Limited, Eontec Limited, the Selling Shareholders and Bernard Horn, as Shareholders' Agent. (1)
23.1	Independent Auditors' Consent. (2)
99.1	Press Release, dated as of April 20, 2004, entitled "Siebel Systems Acquires Eontec to Deliver Next-Generation Retail Banking Solution." (1)
99.2	Audited financial statements of Eontec Limited as of and for the years ended December 31, 2003 and 2002. (2)
99.3	Unaudited pro forma combined condensed financial statements of Siebel Systems, giving effect to the acquisition of Eontec Limited. (2)

________________________

  Incorporated by reference to Siebel Systems' Current Report on Form 8-K filed on May 4, 2004 with the SEC.
  Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIEBEL SYSTEMS, INC.

(Registrant)

Dated: June 30, 2004

By:	/s/ Kenneth A. Goldman

Kenneth A. Goldman
Senior Vice President, Finance and Administration and Chief Financial Officer

INDEX TO EXHIBITS

2.1	Share Purchase Agreement dated as of April 20, 2004, by and among Siebel Systems Ireland Holdings Limited, Eontec Limited, the Selling Shareholders and Bernard Horn, as Shareholders' Agent. (1)
23.1	Independent Auditors' Consent. (2)
99.1	Press Release, dated as of April 20, 2004, entitled "Siebel Systems Acquires Eontec to Deliver Next-Generation Retail Banking Solution." (1)
99.2	Audited financial statements of Eontec Limited as of and for the years ended December 31, 2003 and 2002. (2)
99.3	Unaudited pro forma combined condensed financial statements of Siebel Systems, giving effect to the acquisition of Eontec Limited. (2)

________________________

  Incorporated by reference to Siebel Systems' Current Report on Form 8-K filed on May 4, 2004 with the SEC.
  Filed herewith.